Coast

                  Schedule to the Loan and Security Agreement

Borrower:   Cyanotech Corporation                    Nutrex, Inc.

Address:    73-4460 Queen Kaahumanu Hwy.             73-5574 Maiau Street
            #102                                     #1
            Kailua-Kona, HI  96740                   Kailua-Kona, HI  96740

Date:       July 28, 1998

     This Schedule forms an integral part of the Loan and Security Agreement between Coast Business Credit(R), a division of Southern Pacific Bank, and the above-borrower of even date.
================================================================================
SECTION 2 - CREDIT FACILITIES

Section 2.1 - Credit Limit:        Loans   in   a   total  amount  at  any  time
                                   outstanding not to exceed the lesser of a total of Three Million Dollars ($3,000,000) at any one time outstanding (the "Maximum
                                   Dollar Amount"), or the sum of (a), (b), (c) and (d) below:

                                        (a) Receivable Loans in an amount not to
                                        exceed 80% of the  amount of  Borrower's
                                        Eligible   Receivables  (as  defined  in
                                        Section  1  of  the  Agreement)  and  if
                                        Dilution  is less than 5%,  the  advance
                                        rate  will be  increased  to 85%  with a
                                        Sublimit of Seven Hundred Fifty Thousand
                                        Dollars     ($750,000)    for    Foreign
                                        Receivables(excluding receivables backed
                                        by  Letters  of  Credit   acceptable  to
                                        Coast), plus

                                        (b) Inventory Loans in  an amount not to
                                            exceed the lesser of:

                                             (1) up to 60% of cost  of  eligible
                                             First  Grade   Spirulina   finished
                                             goods  inventory,  60% of  cost  of
                                             eligible    Drum   Dry    Spirulina
                                             finished  goods  inventory,  60% of
                                             the cost of eligible Bulk Spirulina
                                             Tablets  finished goods  inventory,
                                             60%  of  the   cost   of   eligible
                                             Packaged  Spirulina  finished goods
                                             inventory,   50%  of  the  cost  of
                                             eligible   Spirulina   Feed   Grade
                                             finished goods  inventory,  and 30%
                                             of the cost of eligible Astaxanthin
                                             finished goods inventory,calculated
                                             at  cost on a  first-in,  first-out
                                             basis, or

                                             (2)   Seven  Hundred Fifty Thousand
                                             Dollars ($750,000), plus

                                        (c)  A  Term   Loan   in  the   original
                                        principal  amount of Seven Hundred Fifty
                                        Thousand Dollars ($750,000) (an amount equal to 80% of the orderly liquidation value of Borrower's existing Machinery and Equipment) (the "Equipment Loan"), repayable in sixty (60) equal monthly principal installments.

                                        (d) Equipment  Acquisition  Loans, to be
                                        drawn  within  Twenty-four  (24)  months
                                        from  the  date   hereof,   in   minimum
                                        advances of One Hundred Thousand Dollars
                                        ($100,000)   with   principal   payments
                                        amortized over sixty months in a total amount not to exceed the lesser of:

                                             (1)  Eighty  percent  (80%)  of the
                                             cost of new Equipment  (after  sub-
                                             tracting  taxes  and  installation
                                             charges); up to eighty (80%) of the
                                             appraised forced liquidation  value
                                             of used Equipment acquired  by Bor-
                                             rower (after subtracting  taxes and
                                             installation charges); or

                                             (2)  Two   Million   Dollars
                                             ($2,000,000).

                                        Availability  for Equipment  Acquisition
                                        Loans shall be subject to maintenance of a Debt Service Coverage Ratio of at least 1.25:1 for the prior two full consecutive quarters on a combined basis.


SECTION 3 - INTEREST AND FEES

Section 3.1 - Interest Rate:       For all Loans,  an interest rate equal to the
                                   Prime  Rate  plus 2.50% per annum, calculated
                                   on the basis of a 360-day year for the actual
                                   number  of  days  elapsed.  In  the event the
                                   Borrower  reports  net income of at least 80%
                                   of projected net income  (as  set   forth  in
                                   Exhibit "A"  attached  to  this Schedule) for
                                   the  two  quarters  ending December 31, 1998,
                                   the  interest rate will decrease to the Prime
                                   Rate   plus  1.25%  per  annum.   Thereafter,
                                   the Borrower must continue to maintain 80% of
                                   cumulative  projected  quarterly  net  income
                                   to continue to receive the  interest  rate of
                                   Prime Rate plus 1.25%  annum.  Otherwise, the
                                   interest rate will revert to Prime  Rate plus
                                   2.50% per annum (Cumulative is defined as the
                                   quarter  beginning July 1, 1998  through  the
                                   most  recent  quarter).   The  interest  rate
                                   applicable to all Loans shall be adjusted monthly as of the first day of each month, and the interest to be charged for each month shall be based on the highest Prime Rate in effect during said month, but in no event shall the rate of interest charged on any Loans in any month be less than 8.5% per annum.

                                   Projections for fiscal year end 2000 and fiscal year end 2001 may be revised 30 days prior to the  beginning of a
                                   fiscal year end. However, projected net income during fiscal year end 2000 and fiscal year end 2001 cannot be less than $270,000 for each quarter.

Section 3.1 - Minimum Monthly
                     Interest:     Based  on daily outstandings equal to Thirty-
                                   three  percent  (33%)  of  the Maximum Dollar
                                   Amount.

Section 3.2 - Loan Fee:            Thirty   Thousand   Dollars  ($30,000),  such
                                   amount  being  fully  earned  on  the Closing
                                   Date, and payable  Fifteen  Thousand  Dollars
                                   ($15,000)  on  the  Closing  Date and Fifteen
                                   Thousand  Dollars  ($15,000)   on  the  first
                                   anniversary of the Closing Date.

Section 3.2 - Facility Fee:        Twenty  Five  Hundred  Dollars  ($2,500)  per
                                   calendar quarter, payable on the Closing Date
                                   (prorated for any partial quarter at the beginning of the term of this Agreement) and continuing each quarter thereafter during the term of this Agreement.

Section 9.1  Renewal Fee:          One half of one percent (1/2%) of the Maximum
                                   Dollar Amount at the end of the initial Term of this Agreement and thereafter.

Section 9.2 - Early Termination
                            Fee: An amount equal to three percent (3%) of the Maximum Dollar Amount (as defined in the Schedule), if termination occurs on or before the first anniversary of the Closing Date of this Agreement; two percent (2%) of the Maximum Dollar Amount, if termination occurs after the first anniversary and on or before the second anniversary of the Closing Date of this Agreement; and one percent (1%) of the Maximum Dollar Amount, if termination occurs after the second anniversary of the Closing Date of this Agreement.


SECTION 5 - CONDITIONS PRECEDENT

Section 5.2  Minimum Availability: Five Hundred Thousand Dollars ($500,000).

Section 5.14 -    Other Documents
                   and Agreements:
                                   1.   Joint and Several Borrower Rider.
                                   2.   First  Deed  of  Trust  on the property
                                        located  at  73-5574  Maiau Street,  #1,
                                        Kailua-Kona, HI.

                                   3.   UCC-1   financing   statements,  fixture
                                        filings and termination statements.

                                   4.   Security   Agreements  (including  those
                                        covering  copyrights, patents and
                                        trademarks).

                                   5. Receipt of Certified Public Accountant audited financial statement for fiscal year ended March 31, 1998 that are not materially different from draft of fiscal year ended March 31, 1998 financial statement.

                                   6. No accounts payable over 120 days past invoice date at date of funding.

                                   7. All taxes to be current at funding and ongoing, except where Borrower in good faith contests its obligation to pay the taxes as provided for in Section 6.8 of this Agreement.

                                   8. Perfected first security interest on all assets, including all tangible and intangible assets, including accounts receivable, inventory, machinery and equipment (except equipment financed by Spirulina International, Heller Leasing, KeyCorp Leasing, GE Capital and First Hawaiian Leasing), real estate and patents.

                                   9. Collections to be submitted to Coast via lockbox.

                                  10. Minimum ongoing Consolidated Net Worth of Twenty Million Dollars ($20,000,000) as determined at the end of each month.

                                  11. Warehouse waivers for all locations where Borrower maintains inventory, except at Accord Packaging and Olympex International (Nutrex inventory located at these sites will be considered ineligible).

                                  12. Borrower shall increase insurance coverage for inventory located at 73-5581 Lawehana St., Bay 3, 5, & 6,
                                        Kailua-Kona, HI 96740 to $750,000.

                                  13. Receivables of Nutrex shall be considered ineligible for calculation of availability until Coast re-audits Nutrex's books and records within One Hundred Twenty (120) day from funding.

                                  14. Registration Certificates showing Coast as a lender shall be required on all vehicles financed by Coast.

                                  15. Borrower shall insure inventory located at Allied Cold Storage, 74-5540 Kaiwi St., Kailua-Kona, HI.

                                  16. Review of equipment liens and validation that said equipment is not included in the appraisal to be completed prior to funding.

                                  17. Coast shall maintain a rent reserve of $80,000 until such time a Landlord's Waiver and Agreement with the State of Hawaii is executed by all parties.

================================================================================
SECTION 6 - REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 6.2 - Prior Names of
                         Borrower:      None


Section 6.2 - Prior Trade Names
                      of Borrower:      None

Section 6.2 - Existing Trade Names
                      of Borrower:      Cyanotech Asia (Unaffiliated)
                                        Cyanotech International FSC, Ltd.
                                        (Affiliate)

Section 6.3 - Other Locations and
                        Addresses:      73-5581 Lawehana  Street, Bay 3, 5  &  6
                                        Kailua-Kona, HI  96740
                                        (Cyanotech Corporation & Nutrex Inc.);
                                        Allied Cold Storage
                                        Div. of J.F.B. Enterprises
                                        74-5540 Kaiwi Street
                                        Kailua-Kona, HI 96740
                                        (Cyanotech Corporation);
                                        Olympex International
                                        4587 Maywood Avenue
                                        Vernon City, CA  90058
                                        (Nutrex, Inc.);
                                        Accord Packaging
                                        741 E. Santa Ana St.
                                        Ontario, CA  91761

                                        (Nutrex, Inc.);
                                        Buyers and Shippers
                                        Current Address:
                                        12500 E. Slauson Avenue, Unit B3
                                        Santa Fe Springs, CA  90670
                                        Future Address:
                                        19801 S. Santa Fe Avenue
                                        Rancho Domingues, CA  90221
                                        (Cyanotech Corporation).

Section 6.10 -    Material Adverse
                         Litigation:    Na Kamalii O'Kaina O'Hoona,  et  al. vs.
                                        Cyanotech Corporation,

                                        State of Hawaii, Case No.3CC98-0076K filed April 8, 1998; Cyanotech Corpo-ration vs. Aquasearch, Inc., State of Hawaii, Case No. CU98-00600 filed July 13, 1998.

Section 6.10 -    Future Claims and
                         Litigation:    Borrower will promptly inform  Coast  in
                                        writing   of   any   claim,  proceeding,
                                        litigation  or  investigation   in   the
                                        future  threatened  or  instituted by or
                                        against  Borrower  involving  any single
                                        claim    of   Fifty   Thousand   Dollars
                                        ($50,000)  or  more,  or  involving  One
                                        Hundred Thousand Dollars ($100,000) or more in the aggregate.

================================================================================
SECTION 8 - ADDITIONAL DUTIES OF BORROWER

Section 8.1 - Other Provisions:         1.   Borrower    is    prohibited   from
                                             upstreaming  and  sidestreaming  of
                                             funds.   Borrower will not,  during
                                             the  term  of  this Agreement, make
                                             any payments or transfers of money,
                                             property,  rights or  assets of any
                                             kind or nature  (including  without
                                             limitation   sales,   repayment  of
                                             loans, capital  contributions, pur-
                                             chases,  compensation arrangements,
                                             consulting  fees,  management fees,
                                             license,  or any other transactions
                                             of any kind or nature) to Cyanotech
                                             International  FSC,  Ltd.   or  any
                                             other Affiliate of Borrower without
                                             the prior written consent of Coast.

                                        2.   Review of Certificate of Inspection
                                             Requirements.

                                        3.   Borrower  shall immediately  notify
                                             Coast in the event royalty payments
                                             under the Stanford Licensing Agree-
                                             ment  increase  above  ten  percent
                                             (10%)    for    all    non-licensed
                                             customers.

                                       4.    Only the  President  and  Executive
                                             Vice    President    of   Cyanotech
                                             Corporation  shall be authorized to
                                             borrow under this credit facility.


Section 8.2 - Insurance:                Subject to the  limitations set forth in
                                        Section 8.2  of  the  Agreement,   Coast
                                        shall  release  to  Borrower   insurance
                                        proceeds   with   respect  to  Equipment
                                        totaling  less than One Hundred Thousand
                                        Dollars ($100,000)

Section 8.3 - Reporting:                Borrower  shall  provide  Coast with the
                                        following:

                                        1.   Monthly Receivable agings,  aged by
                                             invoice date,  within ten (10) days
                                             after   the  end  of  each   month,
                                             reconciled  to the
                                             general  ledger and rolled  forward
                                             from the prior month  together with
                                             the calculated month end Ineligible
                                             Receivables.

                                        2.   Monthly  accounts  payable  agings,
                                             aged   by   invoice    date,    and
                                             outstanding or held check registers
                                             within  ten (10) days after the end
                                             of each month.

                                        3.   Monthly  inventory report detailing
                                             monthly   sales  by  product  type,
                                             inventory on hand, and sell-through
                                             with   values   by   category   and
                                             location  reconciled to the general
                                             ledger,  within ten (10) days after
                                             the end of each month.

                                        4.   Weekly inventory  reports  for  the
                                             Inventory broken down by  category,
                                             location, lot number and expiration
                                             date, valued on a first-in,  first-
                                             out basis at the lower of cost  (in
                                             accordance with GAAP) or such other
                                             inventory reports as are reasonably
                                             requested by Coast,  due by Tuesday
                                             of the following week.

                                        5.   Monthly     internally     prepared
                                             financial  statements,  as  soon as
                                             available,  and in any event within
                                             thirty  (30) days  after the end of
                                             each month.

                                        6.   Quarterly    internally    prepared
                                             financial  statements,  as  soon as
                                             available,  and in any event within
                                             forty-five  (45) days after the end
                                             of each fiscal quarter of Borrower.

                                        7.   Quarterly customer lists, including
                                             customer name, address, and phone
                                             number.

                                        8.   Annual   financial  statements,  as
                                             soon   as   available,  and  in any
                                             event   within   ninety  (90)  days
                                             following  the  end  of  Borrower's
                                             fiscal   year,    containing    the
                                             unqualified    opinion    of,   and
                                             certified   by,   an    independent
                                             certified     public     accountant
                                             acceptable to Coast.

                                        9.   Monthly   accrued    warranty   and
                                             advertising  allowances by customer
                                             within  ten (10) days after the end
                                             of each month.

                                       10.   Month  end  reconciled  bank state-
                                             ments  within  ten  (10) days after
                                             the end of each month.

                                       11.   Monthly Certification of  Financial
                                             Documents and Covenants within ten
                                             (10) days after the end of each
                                             month.

                                       12.   Borrower  shall  maintain  shipping
                                             records that include purchase order
                                             number,  and  invoice  number  on a
                                             dated and signed bill of lading.

Section 8.5 -     Negative Covenants
                  (Acquired Assets):   One Hundred Thousand Dollars ($100,000)
================================================================================
SECTION 9 - TERM

Section 9.1 -     Maturity Date:  July 31, 2001, subject to automatic renewal as provided in Section 9.1 of the Agreement, and early termination as provided in Section 9.2 of the Agreement.

BORROWER:                                         COAST:
                                                  COAST BUSINESS CREDIT(R), a division of
CYANOTECH CORPORATION                             Southern Pacific Bank



By          /s/Gerald R. Cysewski                 By         /s/Robert D. Peters
            ------------------------                -------------------------
            Gerald R. Cysewski                               Robert D. Peters
Title:      Chairman & President                  Title:     Vice President


By          /s/Ronald P. Scott
            ------------------------
            Ronald P. Scott
Title:      Executive Vice President

NUTREX, INC.


By          /s/Larry L. Line
            ------------------------
            Larry L. Line
Title:      President


By          /s/Ronald P. Scott
            ------------------------
            Ronald P. Scott
Title:      Executive Vice President

                                       8